Exhibit 10.1

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is made and entered into as of November 25, 2009, by and among LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation (“Parent”); MOONSTONE ACQUISITION, INC., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”); METABASIS THERAPEUTICS, INC., a Delaware corporation (the “Company”); and David F. Hale as Stockholders’ Representative (the “Stockholders’ Representative”). This Amendment is made with regard to the Agreement and Plan of Merger dated October 26, 2009, by and among Parent, Merger Sub, the Company and the Stockholders’ Representative (the “Agreement”).

1. The Agreement is hereby amended by changing the definition of “Actual Net Cash Amount” in Article I of the Agreement to read in full as follows:

“Actual Net Cash Amount” shall mean the Net Cash Amount calculated as of the Determination Date (but assuming that the Effective Time had occurred on the day before) and set forth in a certificate delivered by an executive officer of the Company to Parent on the first Business Day following the Determination Date.

2. The Agreement is hereby amended by changing the wording beginning with clause (iii)(G) in the definition of “Net Cash Amount” in Article I of the Agreement to read in full as follows:

(G) to the extent not included in any other subclause of this clause (iii), all accounts payable, notes payable, lease payables and other capital-item liabilities and other liabilities (other than (x) non-cash items, (y) any contingent payments payable by the Company in respect of post-Merger transactions to ARE-SD Region No. 24, LLC or its Affiliates or (z) any contingent severance payments payable in respect of post-Merger transactions to the employees that were terminated in the Company’s May 2009 reduction in force) of the Company and the Company Subsidiaries; provided that all such amounts shall be determined in a manner consistent with the manner in which such items were determined by the Company in the most recent balance sheet included in the Company Financial Statements.

3. The Agreement is hereby amended by changing the proviso at the end of the first sentence of Section 5.16(a) of the Agreement to read in full as follows:

provided, that before the delivering of any Funding Objection Notice or Notice of Objection (as defined in the CVR Agreements) or the filing of any other litigation or arbitration action or dispute process of any kind or the negating of Section 5.15(c) of this Agreement pursuant to Section 5.15(c)(i) or the negating of Section 5.15(b) of this Agreement or the granting of a Funding Extension or the amending of any CVR Agreement by the Stockholders’ Representative, the Stockholders’ Representative shall first obtain the written assent of at least 20% of the then outstanding General CVRs, in the case of a Funding Objection Notice or a filing of any other litigation or arbitration action or dispute process of any kind which does not arise under a particular CVR Agreement or a negating pursuant to Section 5.15(c)(i) or a negating of Section 5.15(b) or a granting of a Funding Extension, or of at least 20% of the CVRs then outstanding under the applicable CVR Agreement under which such Notice of Objection is to be delivered, in the case of a Notice of Objection or a filing of any other litigation or arbitration action or dispute process of any kind arising under the applicable CVR Agreement or an amending of the applicable CVR Agreement.

4. The Agreement is hereby amended by changing the term “an Agreement and Plan of Merger dated as of October 26, 2009 (the “Merger Agreement”)” in the respective preambles of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A, the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B, the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C and the form of General Contingent Value Rights Agreement attached to the Agreement as Exhibit D to read “an Agreement and Plan of Merger dated as of October 26, 2009 (as amended to date, the “Merger Agreement”)”.

5. The Agreement is hereby amended by changing the definition of “Landlord Agreement” in Section 1.1(b) of each of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A, the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B, the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C and the form of General Contingent Value Rights Agreement attached to the Agreement as Exhibit D, respectively, to read in full as follows:

“Landlord Agreement” means the Agreement for Termination of Lease and Voluntary Surrender of Premises dated July 21, 2009 between the Company and the Landlord, including any amendments thereto entered into before the Effective Time.

6. The Agreement is hereby amended by changing Section 2.7(a) of each of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A, the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B, the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C and the form of General Contingent Value Rights Agreement attached to the Agreement as Exhibit D, respectively, to read in full as follows:

(a) It is understood that upon the occurrence of certain payment events under this Agreement and the other CVR Agreements, the Landlord may be entitled to payments pursuant to the terms of Section 10 of the Landlord Agreement and the employees that were terminated in Target’s May 2009 reduction in force may be entitled to contingent severance payments pursuant to their respective severance arrangements (together, and including any payments to resolve claims arising in connection therewith, the “Contingent Payments”).

7. The Agreement is hereby amended by deleting Section 2.7(e) of each of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A, the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B, the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C and the form of General Contingent Value Rights Agreement attached to the Agreement as Exhibit D, respectively.

8. The Agreement is hereby amended by changing items (ii) and (iii) in the definition of “Roche CVR Payment Amount” in Section 1.1(b) of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A to read in full as follows:

(ii) to the extent applicable in respect thereof, any amount payable by Buyer or the Surviving Corporation to the Landlord pursuant to the terms of Section 10 of the Landlord Agreement and (iii) to the extent applicable in respect thereof, any contingent severance payments payable to the employees that were terminated in Target’s May 2009 reduction in force.

9. The Agreement is hereby amended by changing Section 2.6 of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A to read in full as follows:

Notwithstanding anything contained herein to the contrary, Buyer shall have sole discretion and decision making authority, which shall be exercised in good faith and with commercial reasonableness, with respect to the Roche Agreement and over resolution of any third party claims relating to Contingent Payments; provided, that in no event shall declining to effect a Roche Purchase Payment Event or any other decision to retain existing rights under the Roche Agreement be deemed not to satisfy the “in good faith and with commercial reasonableness” standard.

10. The Agreement is hereby amended by changing the first sentence of Section 7.11 of the form of Roche Contingent Value Rights Agreement attached to the Agreement as Exhibit A to read in full as follows:

As it relates to the Rights Agent, this Agreement represents the entire understanding of the parties hereto with reference to the Roche CVRs and this Agreement supersedes any and all other oral or written agreements made with respect to the Roche CVRs.

11. The Agreement is hereby amended by changing items (ii) and (iii) in the definition of “TR Beta CVR Payment Amount” in Section 1.1(b) of the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B to read in full as follows:

(ii) to the extent applicable in respect thereof, any amount payable by Buyer or the Surviving Corporation to the Landlord pursuant to the terms of Section 10 of the Landlord Agreement and (iii) to the extent applicable in respect thereof, any contingent severance payments payable to the employees that were terminated in Target’s May 2009 reduction in force.

12. The Agreement is hereby amended by changing Section 2.6 of the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B to read in full as follows:

Notwithstanding anything contained herein to the contrary, Buyer shall have sole discretion and decision making authority, which shall be exercised in good faith and with commercial reasonableness, (a) over any continued operation of, development of or investment in the TR Beta Program, (b) over when (if ever) and whether to pursue, or enter into, a licensing agreement and/or sale agreement and/or similar transfer agreement and/or agreement for the grant of an option to enter into any such transaction with respect to a drug candidate or technology or Intellectual Property from the TR Beta Program, and upon what terms and conditions, and (c) over resolution of any third party claims relating to Contingent Payments.

13. The Agreement is hereby amended by changing the first sentence of Section 7.11 of the form of TR Beta Contingent Value Rights Agreement attached to the Agreement as Exhibit B to read in full as follows:

As it relates to the Rights Agent, this Agreement represents the entire understanding of the parties hereto with reference to the TR Beta CVRs and this Agreement supersedes any and all other oral or written agreements made with respect to the TR Beta CVRs.

14. The Agreement is hereby amended by changing items (ii) and (iii) in the definition of “Glucagon CVR Payment Amount” in Section 1.1(b) of the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C to read in full as follows:

(ii) to the extent applicable in respect thereof, any amount payable by Buyer or the Surviving Corporation to the Landlord pursuant to the terms of Section 10 of the Landlord Agreement and (iii) to the extent applicable in respect thereof, any contingent severance payments payable to the employees that were terminated in Target’s May 2009 reduction in force.

15. The Agreement is hereby amended by changing Section 2.6 of the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C to read in full as follows:

Notwithstanding anything contained herein to the contrary, Buyer shall have sole discretion and decision making authority, which shall be exercised in good faith and with commercial reasonableness, (a) over any continued operation of, development of or investment in the Glucagon Program, (b) over when (if ever) and whether to pursue, or enter into, a licensing agreement and/or sale agreement and/or similar transfer agreement and/or agreement for the grant of an option to enter into any such transaction with respect to a drug candidate or technology or Intellectual Property from the Glucagon Program, and upon what terms and conditions, and (c) over resolution of any third party claims relating to Contingent Payments.

16. The Agreement is hereby amended by changing the first sentence of Section 7.11 of the form of Glucagon Contingent Value Rights Agreement attached to the Agreement as Exhibit C to read in full as follows:

As it relates to the Rights Agent, this Agreement represents the entire understanding of the parties hereto with reference to the Glucagon CVRs and this Agreement supersedes any and all other oral or written agreements made with respect to the Glucagon CVRs.

17. The Agreement is hereby amended by changing items (ii) and (iii) in the definition of “General CVR Payment Amount” in Section 1.1(b) of the form of General Contingent Value Rights Agreement attached to the Agreement as Exhibit D to read in full as follows:

(ii) to the extent applicable in respect thereof, any amount payable by Buyer or the Surviving Corporation to the Landlord pursuant to the terms of Section 10 of the Landlord Agreement and (iii) to the extent applicable in respect thereof, any contingent severance payments payable to the employees that were terminated in Target’s May 2009 reduction in force.

18. The Agreement is hereby amended by changing the first sentence of Section 2.6 of the form of General Contingent Value Rights Agreement attached to the Agreement as Exhibit D to read in full as follows:

Notwithstanding anything contained herein to the contrary, Buyer shall have sole discretion and decision making authority, which shall be exercised in good faith and with commercial reasonableness, (a) over any continued operation of, development of or investment in any or all of the General Programs, (b) over when (if ever) and whether to pursue, or enter into, a licensing agreement and/or sale agreement and/or similar transfer agreement and/or agreement for the grant of an option to enter into any such transaction with respect to a drug candidate or technology or Intellectual Property from any or all of the General Programs, the ‘7133 Program or the QM/MM Technology, and upon what terms and conditions, and (c) over resolution of any third party claims relating to Contingent Payments.

19. Except as expressly set forth herein, the Agreement remains unchanged and in full force and effect.

20. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. The parties agree that delivery of an executed counterpart of a signature page of this Amendment electronically or by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment to Agreement and Plan of Merger to be executed as of the date first written above.

LIGAND PHARMACEUTICALS INCORPORATED

By:	/s/ Charles Berkman

Name:	Charles Berkman

Title:	Vice President, General Counsel & Secretary

MOONSTONE ACQUISITION, INC.

By:	/s/ Charles Berkman

Name:	Charles Berkman

Title:	Vice President, General Counsel & Secretary

METABASIS THERAPEUTICS, INC.

By:	/s/ David F. Hale

Name:	David F. Hale

Title:	Acting Principal Executive Officer, Executive Chairman

DAVID F. HALE AS STOCKHOLDERS’ REPRESENTATIVE

By:	/s/ David F. Hale

ACKNOWLEDGED AND CONSENTED TO:

DANIEL BURGESS		HALE FAMILY TRUST

/s/ Daniel Burgess		BY:	/s/ David F. Hale

MARK ERION		PRINT NAME OF SIGNER:

/s/ Mark Erion		David F. Hale

		TITLE:	Trustee

SONJA ERION 2002 GRANTOR RETAINED ANNUITY TRUST		INTERWEST PARTNERS VII, L.P.

BY:	/s/ Sonja Erion	BY:	/s/ Arnold L. Oronsky

PRINT NAME OF SIGNER:		PRINT NAME OF SIGNER:

Sonja Erion		Arnold L. Oronsky

TITLE:		TITLE:	Managing Director

KAREL ARNT ERION 2003 IRREVOCABLE TRUST		ERION FAMILY TRUST

BY:	/s/ Karel Erion	BY:	/s/ Mark D. Erion /s/ Sonja Erion

PRINT NAME OF SIGNER:		PRINT NAME OF SIGNER:

Karel Erion		Mark D. Erion & Sonja Erion

TITLE:		TITLE:

LUKE EVNIN		MARK ERION 2002 GRANTOR RETAINED ANNUITY TRUST

/s/ Luke Evnin		BY:	/s/ Mark D. Erion

DAVID F. HALE		PRINT NAME OF SIGNER:

/s/ David F. Hale		Mark D. Erion

TITLE:

RENSKE MARIE ERION 2003 IRREVOCABLE TRUST		LAIKIND FAMILY TRUST

BY:	/s/ Renske Erion	BY:	/s/ Paul Laikind

PRINT NAME OF SIGNER:	PRINT NAME OF SIGNER:
Renske Erion	Paul Laikind

TITLE:	TITLE:

DEREK MARK ERION 2003 IRREVOCABLE TRUST		MPM ASSET MANAGEMENT INVESTORS 2000 B LLC

BY:	/s/ Derek Mark Erion	BY:	/s/ Luke Evnin

PRINT NAME OF SIGNER:	PRINT NAME OF SIGNER:
Derek Mark Erion	Luke Evnin

TITLE:	TITLE:	Investment Manager

HALE BIOPHARMA VENTURES LLC		MPM BIOVENTURES II- QP, L.P.

BY:	/s/ David F. Hale	BY:	/s/ Luke Evnin

PRINT NAME OF SIGNER:	PRINT NAME OF SIGNER:
David F. Hale	Luke Evnin

TITLE:	Chairman/CEO	TITLE:	Investment Manager

INTERWEST INVESTORS VII, L.P.		TRAN NGUYEN

BY:	/s/ Arnold L. Oronsky	/s/ Tran Nguyen

PRINT NAME OF SIGNER:		WILLIAM ROHN
Arnold L. Oronsky		/s/ William Rohn

TITLE:	Managing Director

ELIZABETH STONER

/s/ Elizabeth Stoner

PAUL LAIKIND

/s/ Paul Laikind

MPM BIOVENTURES II, L.P.

BY:	/s/ Luke Evnin

PRINT NAME OF SIGNER:

Luke Evnin

TITLE:	Investment Manager

MPM BIOVENTURES GMBH&CO PARALLEL-BETEILIGUNGS KG

BY:	/s/ Luke Evnin

PRINT NAME OF SIGNER:

Luke Evnin

TITLE:	Investment Manager

ARNOLD ORONSKY

/s/ Arnold Oronsky

GEORGE SCHREINER

/s/ George Schreiner